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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1999 appearing on page 20 of TelCom Semiconductor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
San Jose, California
May 17, 1999